First Financial Northwest, Inc.

August 2021

Joseph W. Kiley III, President & CEO
Richard P. Jacobson, EVP, CFO & COO
Dalen D. Harrison, SVP, CBO
Simon Soh, SVP, CCO

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: the effect of the COVID-19 pandemic, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; legislative and regulatory changes; and other factors that can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Senior Management Team

Over 30 Years Average Experience

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	8	31
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	7	35
Ronnie J. Clariza	SVP, Chief Risk Officer (FFNWB)	17	20
Dalen D. Harrison	SVP, Chief Banking Officer (FFNWB)	7	40
Simon Soh	SVP, Chief Credit Officer (FFNWB)	10	33

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007
- Nasdaq Global Select Market: FFNW
- All-time high: $21.81 (6/8/18) | All-time low: $3.24 (11/30/10)
- **Closing stock price: $16.10 (7/30/2021)**

Community Bank: First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed a mutual holding company in 2002
- **Converted to a Washington State-chartered commercial bank in 2016**

Market Area: Headquartered in Renton, Washington

- Western Washington along I-5 & I-405 corridors (outside Seattle)
- **Primary focus on King, Snohomish and Pierce counties**

Key Financial Ratios

Reducing the cost of funds through our expanded network

Recent expansion into new markets driving higher costs

	Quarter Ended				
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020
Performance Ratios [1]					
Return on assets	1.07%	0.73%	0.77%	0.60%	0.63%
Return on equity	9.54	6.42	6.76	5.34	5.59
Equity-to-total assets	11.30	11.08	11.26	11.34	10.86
Net interest margin	3.36	3.31	3.29	3.07	3.12
Efficiency ratio	66.92	70.63	68.55	70.88	73.18
Noninterest expense/average total assets	2.31	2.36	2.46	2.26	2.33
Capital Ratios [2]					
Tier 1 leverage ratio	10.15%	10.15%	10.29%	10.03%	10.02%
Total capital ratio	15.70	15.62	15.57	15.26	14.95
Asset Quality Ratios					
Nonperforming assets/total assets	0.03%	0.17%	0.18%	0.19%	0.19%
ALLL as a percent of total loans	1.35	1.39	1.36	1.27	1.20
Yields and Costs					
Yield on loans [1]	4.64%	4.66%	4.61%	4.49%	4.72%
Cost of funds [1]	0.75	0.91	1.07	1.19	1.34

(1) Calculated on an annualized basis.
(2) First Financial Northwest Bank only.

Consolidated Results

	Quarter Ended				
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020
	(Dollars in thousands, except share data)				
Net interest income	$ 11,267	$ 10,746	$ 10,650	$ 10,088	$ 10,067
(Recapture of) provision for loan losses	(700)	300	600	700	300
Net interest income after (recapture of) provision for loan losses	11,967	10,446	10,050	9,388	9,767
Total noninterest income	972	764	1,654	1,011	789
Total noninterest expense	8,190	8,129	8,435	7,867	7,944
Income before federal income tax provision	4,749	3,081	3,269	2,532	2,612
Federal income tax provision	939	584	622	450	469
Net income	$ 3,810	$ 2,497	$ 2,647	$ 2,082	$ 2,143
Total assets	$ 1,430,703	$ 1,430,226	$ 1,387,669	$ 1,365,469	$ 1,418,355
Book value per share	$ 16.75	$ 16.35	$ 16.05	$ 15.62	$ 15.32
Tangible book value per share (1)	16.58	16.17	15.88	15.44	15.14

(1) Tangible book value per share is a non-GAAP financial measure. Refer to the Appendix: Non-GAAP Financial Measures for a reconciliation to the nearest GAAP equivalent.

Top 10 States in Population Growth (#)

Top 10 States in Numeric Growth, 2018 to 2019

Rank	Geographic Area	April 1, 2010 (Estimates Base)	July 1, 2018	July 1, 2019	Numeric Growth
1	Texas	25,146,091	28,628,666	28,995,881	367,215
2	Florida	18,804,564	21,244,317	21,477,737	233,420
3	Arizona	6,392,288	7,158,024	7,278,717	120,693
4	North Carolina	9,535,751	10,381,615	10,488,084	106,469
5	Georgia	9,688,729	10,511,131	10,617,423	106,292
6	Washington	6,724,540	7,523,869	7,614,893	91,024
7	Colorado	5,029,319	5,691,287	5,758,736	67,449
8	South Carolina	4,625,366	5,084,156	5,148,714	64,558
9	Tennessee	6,346,276	6,771,631	6,829,174	57,543
10	Nevada	2,700,677	3,027,341	3,080,156	52,815

Source: U.S. Census Bureau

Local Economy

Largest Office Tenants in the Seattle Metro Area

Company	Square Feet Occupied*
Boeing	23.24 million
amazon	17.52 million
Microsoft	8.18 million
Costco Wholesale	4.28 million
NORDSTROM	2.30 million
Starbucks	2.26 million
T-Mobile	1.87 million
facebook	1.64 million
Google	1.61 million

In a pandemic world, Tech Giants still believe in physical office space

amazon

In early September 2020 Amazon detailed plans to build or lease space in Bellevue for 25,000 employees by mid-2020s

facebook

With 850K sq ft already under development in the same business district, Facebook is buying REI's new, unused 400K sq ft campus complex

Google

Google recently purchased additional land in Kirkland for a total estimated 2.8 million sq ft in office space when development is complete; 5,750 current headcount in the region

*Includes office, industrial, retail and residential spaces, if any

Source: Largest Office Tenants In The Seattle Metro Area, *Puget Sound Business Journal*, August 14, 2020

Market Area



Arlington
Camano
Smokey Point
Tulalip I.R.
Marysville
Lake Stevens
Everett
Puget Sound
Mukilteo
Mill Creek
Lynnwood
Clearview
Edmonds
522
Port Madison I.R.
Shoreline
Bothell
Woodinville
405
5
Kirkland
Redmond
Silverdale
3
Seattle
Bellevue
Sammamish
Bremerton
Mercer Island
90
Issaquah
509
Shorewood
Burien
Renton
18
SeaTac
Des Moines
Kent
167
Gig Harbor
Federal Way
16
Auburn
Tacoma
Shelton
University Place
Enumclaw

Puget Sound Region of Western Washington along I-5 & I-405 corridors (outside Seattle)

Primary focus on King, Snohomish, Pierce and, to a lesser extent, Kitsap counties

Suburban Strategy – Surround Seattle and Bellevue Proper

Office Experience

Cost-Efficient,
Technology-Centered
Branch Concept








First Financial
Northwest Bank






First Financial
Northwest Bank


Unique Solutions for You
Innovative Tools for Your Business
Meet our Bankers
Life is More Than Banking
Let's Get Social
Google Maps
First Financial
Northwest Bank


Edmonds
Arts & Culture Calendar

Deposit Composition

*Excludes bank-owned and brokered deposits**

6/30/2021



$21.3M
1.9%
$221.6M
19.5%
$338.5M
29.8%
$553.0M
48.8%
CDs
MMAs
Checking
Savings

Total Deposits: $1.13B

6/30/2020



$18.9M
1.7%
$194.3M
17.8%
$450.5M
41.2%
$430.0M
39.3%
CDs
MMAs
Checking
Savings

Total Deposits: $1.09B

6/30/2019



$22.6M
2.7%
$99.6M
11.8%
$412.1M
48.8%
$310.6M
36.7%
CDs
MMAs
Checking
Savings

Total Deposits: $844.9M

12/31/2012



$22.1M
3.3%
$18.3M
2.8%
$161.7M
24.3%
$463.7M
69.6%
CDs
MMAs
Checking
Savings

Total Deposits: $665.8M

*Brokered deposits were none at June 30, 2021; $32.4M at June 30, 2020; $180.8M at June 30, 2019; and none at December 31, 2012.

Checking Deposits

Expansion strategy supports growth in lower-cost deposits



In thousands
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$22,158
$8,700
$13,458
$20,206
$6,013
$14,193
$22,098
$6,154
$15,944
$36,090
$10,619
$25,471
$35,106
$14,354
$20,752
$45,653
$29,392
$16,261
$51,954
$33,422
$18,532
$83,658
$45,434
$38,224
$86,187
$46,108
$40,079
$228,535
$52,849
$65,897
$199,467
$91,285
$108,182
$221,578
$111,240
$110,338
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
6/30/2021
Implemented branch expansion strategy with Mill Creek office in 2015
Interest-bearing demand deposits
Noninterest-bearing demand deposits

Expansion Strategy

Consistent growth of de novo and acquired branches

Branch type	Number	Year(s) opened	Deposits (in thousands)						
			6/30/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015
Legacy	1	1923	$ 683,805	$ 668,335	$ 643,363	$ 616,125	$ 597,732	$ 605,080	$ 602,947
De Novo	10	2015 – 2021	298,608	283,683	209,457	144,153	93,262	36,908	6,309
Acquired*	4	2017	151,889	141,615	86,242	80,929	73,020	–	–
Branch Deposits	15		**1,134,302**	**1,093,633**	**939,062**	**841,207**	**764,014**	**641,988**	**609,256**
Brokered Deposits	–		–	–	94,472	97,825	75,488	75,488	66,151
Total Deposits			**$ 1,134,302**	**$ 1,093,633**	**$ 1,033,534**	**$ 939,032**	**$ 839,502**	**$ 717,476**	**$ 675,407**

*Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $7,000 at June 30, 2021; $12,000 at December 31, 2020; $28,000 at December 31, 2019; $58,000 at December 31, 2018; $107,000 at December 31, 2017; and none for all prior periods.

Office Expansion Strategy

Issaquah Office Opened March 1, 2021

Location	County	Type	Opened	Deposits (in thousands)				
				6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Renton	King	HQ	1923	$ 683,805	$ 678,510	$ 668,335	$ 669,055	$ 713,750
Mill Creek	Snohomish	*De Novo*	Q3 2015	34,476	33,322	31,464	33,175	32,646
Edmonds	Snohomish	*De Novo*	Q1 2016	75,845	78,172	76,956	67,732	63,521
The Landing Renton	King	*De Novo*	Q3 2016	38,910	34,539	30,653	31,088	29,154
Crossroads/Bellevue	King	*De Novo*	Q2 2017	78,962	90,486	79,856	76,268	77,539
Woodinville*	King	Acquired	Q3 2017	36,251	37,064	34,842	31,500	32,671
Clearview/Snohomish*	Snohomish	Acquired	Q3 2017	36,489	35,212	36,317	36,328	31,957
Lake Stevens*	Snohomish	Acquired	Q3 2017	38,091	36,979	30,573	29,189	28,398
Smokey Point/Arlington*	Snohomish	Acquired	Q3 2017	41,058	40,272	39,883	34,476	33,926
Bothell	King	*De Novo*	Q2 2018	13,920	13,203	12,701	12,393	14,671
Kent Station	King	*De Novo*	Q1 2019	38,438	37,531	37,783	28,601	26,517
Kirkland	King	*De Novo*	Q4 2019	12,157	12,719	9,105	7,218	6,822
University Place	Pierce	*De Novo*	Q1 2020	1,685	1,808	2,185	2,659	2,148
Gig Harbor	Pierce	*De Novo*	Q4 2020	2,315	3,151	2,980	–	–
Issaquah	King	*De Novo*	Q1 2021	1,900	687	–	–	–
Brokered Deposits				–	–	10,000	32,448	25,457
			Total	**$ 1,134,302**	**$ 1,133,655**	**$ 1,069,682**	**$ 1,126,168**	**$ 999,984**

*Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $7,000 at June 30, 2021; $10,000 at March 31, 2021; $12,000 at December 31, 2020; $14,000 at September 30, 2020; and $17,000 at June 30, 2020.

Noninterest Expense to Average Total Assets

Pausing expansion to focus on growing relationships and improving efficiency through existing branch network


2.01%
2.17%
2.35%
2.57%
2.42%
2.34%
2.34%
2.44%
2.33%
2.49%
2.48%
2.28%
2.24%
2.40%
2.51%
2.33%
2.26%
2.46%
2.36%
2.31%
Washington State median = 2.60%*
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021

*The median overhead to average assets for FDIC-insured institutions headquartered in Washington state.
Source: FDIC State Profile – Washington, First Quarter 2021.

Interest Rate Risk Management

Net Interest Income Change at March 31, 2021		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 45,158	6.33%
+200	44,018	3.65
+100	43,013	1.28
Base	42,468	–
(100)	41,953	(1.21)

Net Interest Income Change at September 30, 2016		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 31,389	(9.81)%
+200	32,553	(6.46)
+100	33,734	(3.07)
Base	34,802	–
(100)	35,465	1.91

NOTE: These tables illustrate the estimated change in our net interest income over the next 12 months from March 31, 2021, and September 30, 2016, respectively, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that the company might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events but is used as a tool for measuring potential risk. See associated Form 10-K or Form 10-Q for the various assumptions used in this modeling.

Total Loan Portfolio

6/30/2021

Net loans receivable $1.08B



CRE
$370.7 M
33.7%
1-4 Family
$370.9 M
33.8%
PPP
$30.8 M
2.8%
Business & Consumer
$78.0 M
7.1%
Multifamily
$142.9 M
13.0%
Construction/Land
$104.9 M
9.6%

3/31/2021
Net loans receivable $1.10B



CRE
$385.5 M
34.5%
1-4 Family
$379.2 M
34.0%
PPP
$45.2 M
4.1%
Business & Consumer
$71.8 M
6.4%
Multifamily
$140.1 M
12.5%
Construction/Land
$94.5 M
8.5%

6/30/2020
Net loans receivable $1.14B



CRE
$390.8 M
33.8%
1-4 Family
$382.2 M
33.2%
PPP
$51.7 M
4.5%
Business & Consumer
$73.6 M
6.4%
Multifamily
$159.4 M
13.8%
Construction/Land
$96.5 M
8.3%

Concentrations of credit*

Construction loans as % of total capital – **69.3%**
Non-owner occupied commercial real estate as % of total capital – **384.4%**

*Concentration of credit percentages are for First Financial Northwest Bank only using classifications in accordance with FDIC regulatory guidelines.

Loan Production

Excludes purchased and participation loans

Q2 2021


CRE
$0.4 M
0.7%
PPP
$2.0 M
3.5%
Multifamily
$4.5 M
8.0%
1-4 Family
$21.9 M
38.8%
Construction/Land
$27.3 M
48.3%
Consumer
$0.4 M
0.7%

Loan Originations: $56.5M

Nonperforming Loans & Assets



1.15%
0.85%
0.65%
0.57%
0.55%
0.43%
0.58%
0.49%
0.49%
0.46%
0.44%
0.29%
0.05%
0.08%
0.07%
0.10%
0.01%
0.05%
0.01%
0.05%
0.01%
0.05%
0.01%
0.04%
0.20%
0.20%
0.19%
0.19%
0.18%
0.19%
0.19%
0.18%
0.18%
0.17%
0.00%
0.03%
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Nonperforming loans as a percent of total loans
Nonperforming assets as a percent of total assets
Nonperforming assets (including TDRs) as a percent of total assets, as reported by SNL

NOTE: During Q2 2021, the sole nonperforming loan, a $2.0M multifamily property in foreclosure, was paid off when the property was purchased by King County to support its homeless housing initiative.

Historical Industry Annual Net Charge-Off Rates



5.8%
-0.2%
5.8%
3.5%
3.1%
2.9%
2.7%
1.9%
1.6%
1.8%
1.3%
1.3%
1.0%
0.3%
0.5%
0.6%
0.1%
0.1%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

	Multi-Family	CRE Loans	C&I Loans	C&D Loans	HELOCs
Annual Net Charge-Off Rates (1990 - 2020)	0.32%	0.35%	0.91%	1.00%	0.56%

Source: Compiled from FDIC Quarterly Banking Profile statistics

Stock Ownership Summary

Approximately 41% Institutional / 3% Insider Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	831,186	-29,601	8.58%	11,844,401	3-31-2021	13F
Renaissance Technologies LLC	672,745	-19,410	6.94%	9,586,616	3-31-2021	13F
BlackRock Institutional Trust Company, N.A.	369,684	3,289	3.81%	5,267,997	3-31-2021	13F
The Vanguard Group, Inc.	349,875	400	3.61%	4,985,719	3-31-2021	13F
M3F, Inc.	303,807	37,070	3.13%	4,329,250	3-31-2021	13F
BHZ Capital Management, LP	178,479	0	1.84%	2,543,326	3-31-2021	13F
BlackRock Financial Management, Inc.	148,055	-645	1.53%	2,109,784	3-31-2021	13F
Brandywine Global Investment Management, LLC	122,146	-1,300	1.26%	1,740,581	3-31-2021	13F
Bridgeway Capital Management, LLC	119,753	0	1.24%	1,706,480	3-31-2021	13F
BofA Global Research (US)	93,748	-20,468	0.97%	1,335,909	3-31-2021	13F
Acadian Asset Management LLC	79,013	1,992	0.82%	1,125,935	3-31-2021	13F
BlackRock Investment Management (UK) Ltd.	76,228	-64	0.79%	1,086,249	3-31-2021	13F
Kennedy Capital Management, Inc.	73,718	73,718	0.76%	1,050,482	3-31-2021	13F
Mariner Wealth Advisors	70,901	0	0.73%	1,010,339	3-31-2021	13F
Mellon Investments Corporation	62,358	52	0.64%	888,602	3-31-2021	13F
Geode Capital Management, L.L.C.	58,459	540	0.60%	833,041	3-31-2021	13F
PL Capital, LLC	50,000	0	0.52%	712,500	3-31-2021	13F
Arbiter Partners Capital Management, LLC	46,893	0	0.48%	668,225	3-31-2021	13F
Goldman Sachs & Company, Inc.	36,562	-2,081	0.38%	521,009	3-31-2021	13F
Baird Investment Management	31,672	-4,800	0.33%	451,326	3-31-2021	13F
Top 10 Insiders	**Position**	**Pos Change**	**% O/S**	**Mkt Val**	**Date**	**Source**
First Financial Northwest, Inc. ESOP	964,265	0	9.95%	13,740,776	12-31-2020	13G
First Financial Northwest Foundation	910,000	0	9.39%	12,967,500	12-31-2020	13D
Lee Joann E	97,594	0	*	1,390,715	04-12-2021	Proxy
Soh Simon	81,997	0	*	1,168,457	04-12-2021	Proxy
Kiley Joseph W III	57,986	-16,617	*	1,063,093	04-29-2021	Form 4
Clariza Ronnie J	69,563	0	*	991,273	04-12-2021	Proxy
Jacobson Richard P	52,322	0	*	745,589	04-12-2021	Proxy
Harrison Dalen D	35,426	2,000	*	504,821	05-12-2021	Form 4
Riccobono Richard M	19,455	0	*	277,234	04-12-2021	Proxy
Stevens Daniel L	13,797	0	*	196,607	04-12-2021	Proxy

Source: Nasdaq, SEC Edgar Filings and company reports.

*Less than 2% of shares outstanding

**Blackrock, Inc. reported an aggregate of 627,346 shares, 6.5% of outstanding shares, beneficially owned by subsidiaries as of March 31, 2021.

Total Return – FFNW vs. KRX

12/31/2012 to 7/29/2021


220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
+157%
+137%
KRX (+137%)
FFNW (+157%)

Source: S&P Global

Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.

Note II: The total return of the KRX is calculated by using the median total return of all constituents.

Stock Repurchase Plan

- The current Board-authorized stock repurchase plan commenced on February 1 and expires August 13, 2021
- During Q2 2021, the Company repurchased 43,430 shares of its common stock at an average price of $14.21 per share
- Year to date, a total of 132,449 shares have been repurchased at an average price of $13.42 per share
- Open market or privately negotiated transactions in accordance with SEC Rule 10b-18

FFNW Historical Share Repurchase



2013
Shares Rep.: 2,728,018
Shares Rep. / ADTV: 47.9x
2014
Shares Rep.: 1,594,033
Shares Rep. / ADTV: 34.4x
2015
Shares Rep.: 1,521,817
Shares Rep. / ADTV: 38.5x
2016
Shares Rep.: 2,864,389
Shares Rep. / ADTV: 64.7x
2017
Shares Rep.: 326,800
Shares Rep. / ADTV: 11.3x
2018
Shares Rep.: 203,900
Shares Rep. / ADTV: 7.9x
2019
Shares Rep.: 479,052
Shares Rep. / ADTV: 31.5x
2020
Shares Rep.: 544,626
Shares Rep. / ADTV: 23.2x
2021 YTD
Shares Rep.: 132,449
Shares Rep. / ADTV: 9.9x
Discount to Tangible Book Value
Discount to VWAP
Discount to Tangible Book Value
Shares Repurchased (mm)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
Stock Price
2013
2014
2015
2016
2017
2018
2019
2020
2021
Prior Shares Repurchased
New Shares Repurchased
Stock Price

Year	Shares Repurchased	Repurchase Price ($)	TBVPS ($)	Yearly VWAP ($)	Prem. / (Disc.) to Yearly VWAP (%)	Shares Rep. / ADTV (x)	Price / TBVPS (x)
2013	2,728,018	$10.30	$11.25	$9.73	5.8%	53.2x	0.92x
2014	1,594,033	$11.00	$11.96	$10.78	2.1%	34.4x	0.92x
2015	1,521,817	$12.25	$12.40	$12.32	(0.6)%	38.5x	0.99x
2016	2,864,389	$14.08	$12.63	$14.75	(4.5)%	64.7x	1.11x
2017	326,800	$15.99	$13.07	$17.75	(9.9)%	11.3x	1.22x
2018	203,900	$15.43	$14.17	$17.71	(12.9)%	7.9x	1.09x
2019	479,052	$15.42	$15.07	$14.99	2.9%	31.5x	1.02x
2020	544,626	$10.44	$15.88	$9.89	5.6%	23.2x	0.66x
2021 YTD	132,449	$13.42	$16.58	$13.81	(2.8)%	9.9x	0.81x

Note: Daily closing volume weighted average price and TBVPS for the year indicated, except YTD which reflects most recent period reported.
Source: S&P Global and Company documents as of 6/30/2021.

Ongoing Strategic Initiatives

- Effectively deploy capital and lower cost of funds by cultivating organic growth
- Remain opportunistic in acquiring earning assets and/or branches
- Pause expansion to focus on growing relationships and improving efficiencies; opened offices in Gig Harbor (#14 – Q4 2020) and Issaquah (#15 – Q1 2021)
- Aggressively expand relationship opportunities; grow and continue diversifying deposit mix
- Grow one-to-four family portfolio, with specific emphasis on investor property loans and jumbo mortgages
- Expand foreign national niche
- Expand noninterest income through wealth management and treasury services
- Strengthen internal and customer-facing digital services, use of DocuSign and online account opening
- Engage with federal and state regulators – Federal Reserve San Francisco, FDIC, and Washington DFI (semi-annually); FHLB (quarterly)

Recent Strategic Initiatives

Small Business Lending

- Expand SBA department and achieve SBA preferred lender status
- Grow and enhance organic C&I portfolio (lines of credit, term loans, equipment financing, business deposits)

Opportunity Zone Lending

King County recently announced it had agreed to purchase the project for its Health Through Housing Initiative to address chronic homelessness

Provided construction loan for Seattle's first Qualified Opportunity Zone project; Canton Lofts expected to deliver 80 units of LEED Silver workforce housing in the Pioneer Square neighborhood in late 2020

Classic / Collectible Auto

Build a classic and collectible auto loan portfolio of approximately $40 million in conjunction with Woodside Credit, Newport Beach, CA

Aircraft Loan Portfolio

Exited the aircraft lending business and allowing the remaining $9.3 million portfolio to run off

COVID-19 Response

The Bank is committed to assisting its customers and communities in response to the COVID-19 pandemic, including providing certain short-term loan modifications and participating in the PPP as an SBA lender. The Bank continues to work with its loan customers and manage its portfolio through the ongoing uncertainty surrounding the impact, duration and government response to the crisis.

Paycheck Protection Program

The SBA provided assistance to small businesses impacted by COVID-19 through the PPP, which was designed to provide near-term relief to help small businesses sustain operations. The SBA deadline for the final round of PPP loan applications was May 31, 2021. As of June 30, 2021, there were 275 PPP loans outstanding totaling $30.8 million, compared to 324 PPP loans outstanding totaling $45.2 million as of March 31, 2021, and 372 PPP loans totaling $41.3 million as of December 31, 2020. As of June 30, 2021, 211 PPP loans have an outstanding balance of $150,000 or less, totaling $10.0 million, or 32.4% of total PPP loans outstanding, including 135 loans representing $3.1 million with an outstanding balance of $50,000 or less. As of June 30, 2021, 457 PPP loans totaling $46.7 million were approved for forgiveness under the PPP loan program.

Modifications

The primary method of relief is to allow borrowers to defer their loan payments for three to six months, while certain borrowers are allowed to pay interest only or were granted payment deferrals for periods longer than six months depending on their specific circumstances. The CARES Act and regulatory guidelines suspend the determination of certain loan modifications related to the COVID-19 pandemic from being treated as TDRs. Recent legislation extended this accounting treatment through the earlier of 60 days after the national emergency termination date or January 1, 2022.

Loans on Deferral Status

	As of June 30, 2021				
	Balance of loans with modifications of 4-6 months	Balance of loans with modifications of greater than 6 months	Total balance of loans with modifications granted	Total loans	Modifications as % of total loans in each category
	(Dollars in thousands)				
One-to-four family residential	$ -	$ 1,063	$ 1,063	$ 370,935	0.3%
Multifamily	-	-	-	142,881	-
Commercial real estate:					
Office	-	7,153	7,153	83,120	8.6
Retail	-	3,972	3,972	103,175	3.8
Mobile home park	-	-	-	26,894	-
Hotel/motel	-	16,613	16,613	65,446	25.4
Nursing home	-	6,368	6,368	12,818	49.7
Warehouse	-	-	-	17,217	-
Storage	-	-	-	33,332	-
Other non-residential	-	-	-	28,704	-
Total commercial real estate	-	34,106	34,106	370,706	9.2
Construction/land	-	-	-	104,922	-
Business:					
Aircraft	-	-	-	9,315	-
SBA	-	-	-	884	-
PPP	-	-	-	30,823	-
Other business	-	-	-	26,409	-
Total business	-	-	-	67,431	-
Consumer:					
Classic/collectible auto	-	-	-	30,593	-
Other consumer	-	-	-	10,752	-
Total consumer	-	-	-	41,345	-
Total loans with COVID-19 pandemic modifications	$ -	$ 35,169	$ 35,169	$ 1,098,220	3.2%

Additional Portfolio Details

The Bank is monitoring its loan portfolio for delinquent loans that have not requested modification qualifying under the CARES Act or regulatory guidance. The following table presents the loan to value ("LTV") ratios of select segments of its loan portfolio as of June 30, 2021, that may be more likely to be impacted by COVID-19 pandemic considerations. The LTV ratio is derived by dividing the current loan balance by the lower of the original appraised value or purchase price of the real estate or other collateral:

	As of June 30, 2021				
	LTV 0-60%	LTV 61-75%	LTV 76%+	Total	Average LTV
Category:*			(Dollars in thousands)		
One-to-four family	$ 241,997	$ 144,389	$ 20,672	$ 407,058	46.89%
Church	1,351	-	-	1,351	45.61
Classic/collectible auto	5,781	12,454	12,358	30,593	77.24
Gas station	3,463	-	499	3,962	50.31
Hotel/motel	54,160	11,286	-	65,446	59.70
Marina	7,754	-	-	7,754	37.72
Mobile home park	18,854	7,665	375	26,894	45.64
Nursing home	12,818	-	-	12,818	24.58
Office	44,651	38,190	4,245	87,086	40.19
Other non-residential	13,396	2,241	-	15,637	44.90
Retail	72,122	31,053	-	103,175	48.23
Storage	24,342	11,079	-	35,421	43.74
Warehouse	15,084	2,133	-	17,217	47.91

* Represents select segments of loans that may include construction loans; classifications may differ from those used elsewhere because they are based on type of collateral rather than loan category.

Community Involvement

Top CRA Hour Recipients
YWCA
Junior Achievement
Habitat for Humanity
Mount Baker Housing Association
HomeSight
Lifelong
Clothes for Kids
Snohomish County Legal Services
Financial Beginnings

In first few weeks of the COVID-19 lockdown, our team raised over $1,000 for each of 30 local nonprofits with a #30nonprofitsin30days challenge

In 2020, 12,439 hours – an average of 82 hours per employee – were spent on COVID-19 relief activities

COVID-19 relief activities included processing loan payment deferrals, facilitating loans under the Paycheck Protection Program, and other critical support functions related to helping customers during the pandemic

Thank You



Right Away
First Financial
Northwest Bank

APPENDIX: Non-GAAP Financial Measures

Non-GAAP Financial Measures

In addition to financial results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains non-GAAP financial measures that include tangible equity; tangible assets; tangible book value per share; tangible equity-to-tangible assets; and ALLL as a percent of total loans excluding PPP loans. The Company believes that these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors.

Non-GAAP financial measures have limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation and are not a substitute for other measures in this presentation that are presented in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

The following tables provide a reconciliation between the GAAP and non-GAAP measures:

	Quarter Ended				
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020
	(Dollars in thousands, except per share data)				
Tangible equity to tangible assets and tangible book value per share:					
Total stockholders' equity (GAAP)	$ 161,621	$ 158,443	$ 156,302	$ 154,778	$ 153,976
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible, net	754	789	824	860	896
Tangible equity (Non-GAAP)	$ 159,978	$ 156,765	$ 154,589	$ 153,029	$ 152,191
Total assets (GAAP)	$ 1,430,703	$ 1,430,226	$ 1,387,669	$ 1,365,469	$ 1,418,355
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible, net	754	789	824	860	896
Tangible assets (Non-GAAP)	$ 1,429,060	$ 1,428,548	$ 1,385,956	$ 1,363,720	$ 1,416,570
Common shares outstanding at period end	9,651,180	9,692,610	9,736,875	9,911,607	10,048,961
Equity-to-total assets (GAAP)	11.30%	11.08%	11.26%	11.34%	10.86%
Tangible equity-to-tangible assets (Non-GAAP)	11.19	10.97	11.15	11.22	10.74
Book value per share (GAAP)	$ 16.75	$ 16.35	$ 16.05	$ 15.62	$ 15.32
Tangible book value per share (Non-GAAP)	16.58	16.17	15.88	15.44	15.14

Non-GAAP Financial Measures

	Quarter Ended				
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020
	(Dollars in thousands, except per share data)				
ALLL on loans to total loans receivable, excluding PPP loans:					
Allowance for loan losses	$ 14,878	$ 15,502	$ 15,174	$ 14,568	$ 13,836
Total loans (GAAP)	$ 1,098,220	$ 1,116,391	$ 1,117,410	$ 1,150,481	$ 1,154,132
Less:					
PPP loans	30,823	45,220	41,251	52,045	51,661
Total loans excluding PPP loans (Non-GAAP)	$ 1,067,397	$ 1,071,171	$ 1,076,159	$ 1,098,436	$ 1,102,471
ALLL as a percent of total loans (GAAP)	1.35%	1.39%	1.36%	1.27%	1.20%
ALLL as a percent of total loans excluding PPP loans (Non-GAAP)	1.39	1.45	1.41	1.33	1.25